Exhibit 99.2

FuelCell Energy Q3 2020 Investor Presentation | Q3 FY2020 Financial Results & Business Update September 10, 2020

FuelCell Energy Q3 2020 Investor Presentation | Safe Harbor Statement This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 , including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies . All forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected . Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, changes by the U . S . Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Payroll Protection Program or related administrative matters, and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission . The forward - looking statements contained herein speak only as of the date of this presentation . The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based . The Company refers to non - GAAP financial measures in this presentation . The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis . Please refer to the Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non - GAAP financial measures . (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U . S . ) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2019 , filed with the SEC on January 22 , 2020 , our Quarterly Report on Form 10 - Q for the fiscal quarter ended July 31 , 2020 , filed with the SEC on September 10 , 2020 , and our earnings release for the third fiscal quarter ended July 31 , 2020 , filed as an exhibit to our Current Report on Form 8 - K filed with the SEC on September 10 , 2020 . 2

FuelCell Energy: A Global Leader in Fuel Cell Technology – Operating Since 1969

COMPANY OVERVIEW

- Deliver clean and affordable fuel cell solutions for the supply, recovery and storage of energy
- SureSource fuel cell systems provide continuous baseload power and are deployed with utility, municipal, university and industrial and commercial enterprise customers
- Turn-key solutions from design and installation of a project to long-term operation and maintenance of the fuel cell system

GLOBAL CUSTOMERS

Pfizer, ExxonMobil, TOYOTA, LIPA, American Electric Power, Pepperidge Farm, Radisson Blu, Clearway Energy, Federal Ministry of Education and Research, FRIATEC, Pacific Gas and Electric Company, KOSPO, Southern California Edison, e.on, cmeec, AVANGRID, Hartford Hospital

COMPANY HIGHLIGHTS[1]

Headquarters	Danbury, CT
Listing: NASDAQ	FCEL
Employees	~300
Continents	3
Global Plant Installations	59
Capacity in Field	>260 MW

TOTAL FY 2019 REVENUE BREAKDOWN: $60.8M

Service & License



44%

Advanced Technologies



32%

Generation



23%

Product



1%

High Visibility to Recurring Revenue

Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology

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Note: Percentages are % of FY19 revenue. [1] As of the quarter ended July 31, 2020.

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FuelCell Energy Q3 2020 Investor Presentation | Purpose Statement 4 Enable The World To Live A Life Empowered By Clean Energy

Today's Messages

1 Continuing progress against our project backlog

- ✓ Fully reopened main facility in Torrington, CT with safety-first approach to resuming operations; expected to operate at an annualized run rate of approximately 21 MW during the three months ending October 31, 2020
- ✓ Completed majority of work on project at U.S. Navy Base in Groton, CT; awaiting third-party study and third-party work to be completed prior to commissioning and commercial operation
- ✓ San Bernardino progressing well with major civil work complete

2 Revenue of $18.7M versus $22.7M

Q3 FY19 included $10M related to License Agreement with ExxonMobil Research and Engineering Company

3 Terminated license agreements with POSCO Energy

Commenced marketing FuelCell Energy products and services directly in the Korean and broader Asian markets

4 **Enhanced liquidity by $70.1M** through At-The-Market sales of common stock from June 16, 2020 through August 6, 2020

5 Strengthening leadership position in sustainability

and environmental stewardship with our technologies in Distributed Baseload Generation, Hydrogen & Carbon Capture



FuelCell Project with City of San Bernardino
SureSource[TM] 1.4 MW
Location: City of San Bernardino Municipal Water Department

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FuelCell Energy Q3 2020 Investor Presentation | Q3 2020 Financial Performance

FuelCell Energy Q3 2020 Investor Presentation | Third Quarter of Fiscal 2020 Highlights REVENUE Revenue of $18.7M compared to $22.7M in Q3 FY19 ̶ Q3 FY19 included $10M of revenue related to l icense agreement with ExxonMobil Research and Engineering Company (EMRE) GROSS LOSS / PROFIT $(3.1)M vs. $8.0M in Q3 FY19 ̶ Q3 FY19 included $10M in Gross Profit from EMRE license agreement OPERATING EXPENSE Decreased 16% to $7.6M compared to $9.0M in Q3 FY19 LOSS FROM OPERATIONS Increased to $(10.8)M vs. $(1.1)M in Q3 FY19 Continuing to Effectively Manage Operating Expenses FuelCell Project with CMEEC SureSource TM 7.4 MW Location: U.S. Navy Subbase | Groton, CT 7

FuelCell Energy Q3 2020 Investor Presentation | Third Quarter of Fiscal 2020 Financial Performance 8 1 Refer to reconciliation in Appendix. Net Loss, Net Loss to Common Shareholders, Loss from Ops and Adj. EBITDA 1 ($M) Backlog ($B) ▪ Adjusted EBITDA of $(5.6)M compared to $3.2M, reflecting higher revenues and gross profit in the prior - year quarter related to EMRE license - related revenue ▪ Lower operating expenses as a result of restructuring activities in fiscal 2019, partially offset by $1.1M impact of plant shutdown related to COVID - 19 ▪ 4% decrease in backlog, reflecting the continued execution under our existing power purchase agreements , service and maintenance contracts, and Advanced Technology programs $(8.3) $(16.1) $(5.3) $(15.3) $(1.1) $(10.8) $3.2 $(5.6) 3Q19 3Q20 ▪ Net Loss to Common Shareholders ▪ Loss from Operations ▪ Adjusted EBITDA 1 ▪ Net Loss Progressing Powerhouse Strategy and Continuing to Execute Against Our Backlog 0.193 0.176 1.162 1.100 0.027 0.052 3Q19 3Q20 $1.328 $1.382 ■ Adv. Tech. ■ Generation ■ Service + License

FuelCell Energy Q3 2020 Investor Presentation | Cash and Liquidity 9 1 As of 7/31/20. 2 Cash funded under the Orion Energy Partners loan facility to pay for approved project related expenses Strengthened Balance Sheet; Increased Liquidity Provides Capital for Projects Significant Improvement in Liquidity ▪ $107.3M total cash, restricted cash, and equivalents 1 ▪ Increased liquidity with At - The - Market sales of common stock generating net proceeds of $62.3M during Q3 FY20 and $7.8M subsequent to quarter end ▪ $41.0M restricted cash and cash equivalents ▪ Project level unrestricted cash of $16.2M 2 ▪ Unrestricted cash of $50.1M Cash and Equivalents ($M) $9.4 $50.1 $16.2 $30.3 $41.0 4Q19 3Q20 $107.3 $39.8 ■ Restricted ■ Project Level Unrestricted 2 ■ Unrestricted

Powerhouse Business Strategy: Well Positioned for LT Growth and Value Creation

Transform

Build a Solid Financial Foundation

- ✓ **Delivered cost savings:** Realized annualized operating savings of ~$15M through the restructuring of our business
- ✓ **Refinanced debt:** Repaid substantial portion of short-term debt with funds from combination of sales of common stock and long-term credit facility with Orion Energy Partners

Largely Completed in 2019

Strengthen

Strengthen the Business and Maximize Operational Efficiencies

- **Capital deployment:** Enhancing liquidity and reducing cost of borrowing to deliver an overall lower cost of capital

  Making investments that further enhance performance, lower costs and generate ROI
- **Commercial excellence:** Strengthening customer relationships and building a customer-centric reputation; building sales pipeline by increasing focus on targeted applications, product sales and market expansion
- **Operational excellence:** Executing our project backlog; lean resource management driving reductions in operating expense

Began in 2020 with Ongoing Efforts

Grow

Capture Growth by Leveraging Core Strengths and Partnerships

- **Sales growth:** Capitalizing on our core technological strengths in key markets: biofuels, microgrid, and hydrogen economy expansion
- **Innovation:** Successfully delivering extended 7-year life stack modules; expanding commercialization of new technologies including proprietary gas treatment systems and advancing hydrogen and carbon capture
- **Geographic and market expansion:** Targeting growth opportunities in Korea, European markets, and across Asia

2020 – 2022+

On a Transformational Journey through a Clear and Disciplined Execution Plan

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Building on Technological Strengths with Next-Gen Technologies

Distributed Generation

INDUSTRY APPLICATION

- Enabling microgrid power generation
- Local generation reducing above ground risk
- $1.1B of project backlog

SOLUTION



STATUS

In Operation

Distributed Hydrogen

- Developing Facility in Long Beach to support Toyota's operations
- Will provide value streams of hydrogen, electricity & clean water
- Will fuel zero-emission fuel cell vehicles and power site loads


Hydrogen


H_2Only

Commercially Available

Hydrogen & Energy Storage

- Advancing reversible solid oxide technology with support from the US Department of Energy to advance the technology for electrolysis and energy storage applications



Advanced Development

Carbon Capture

- Joint development agreement with EMRE
- Unique carbon capture technology



fuelcellenergy + ExxonMobil

Developing with EMRE

Today → 2022+

ADDITIONAL APPLICATIONS ENABLED THROUGH OUR TECHNOLOGY PLATFORM

- Natural gas blending to reduce carbon
- Hydrogen to repower gas engines
- Highly efficient electrolysis
- Hydrogen power generation
- Mitigating climate change

Commercializing the Most Advanced Clean Energy Technology Portfolio

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Long Term Targets and Goals

FY 2022 TARGETS

Grow Generation Portfolio[1]	**100%**
Revenue Growth[1]	**Double-digit CAGR**
Adjusted EBITDA	**Deliver Positive Adj. EBITDA**

FUTURE GOALS

1. Achieve Grid Pricing Parity
2. Positive EBITDA
3. Positive Free Cash Flow
4. Deliver Return on Invested Capital

KEYS TO BUSINESS PLAN ACHIEVEMENT

- Execution on project backlog
- Winning new business around the world
- Continued cost control
- Achieving project milestones
- Efficient capital deployment



Continued Focus on Profitable Growth Enabled by Strengthened Financial Position and Sources of Funding

[1] As compared to results for the fiscal year ended October 31, 2019.

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FuelCell Energy Q3 2020 Investor Presentation | Key Investment Highlights 13 1 2 3 4 Strengthened balance sheet with funding secured to deliver long - term projects to generate recurring revenue Leadership committed to project execution, achieving financial milestones and operational efficiencies Innovative technology for clean, reliable and scalable baseload power On a three - year path of execution to Transform, Strengthen and Grow the organization for long - term success 5 A Leader in Sustainability and Environmental Stewardship with our technology platform solutions

FuelCell Energy Q3 2020 Investor Presentation | Fuel Cell Project: SureSource TM 7.4 MW Yaphank, NY Q&A

FuelCell Energy Q3 2020 Investor Presentation | Fuel Cell Project: SureSource TM 7.4 MW Yaphank, NY Appendix

GAAP to Non-GAAP Reconciliation

(Amounts in thousands)	Three Months Ended July 31, 2020	Three Months Ended July 31, 2019	Nine Months Ended July 31, 2020	Nine Months Ended July 31, 2019
Net loss	$ (15,331)	$ (5,311)	$ (70,251)	$ (42,389)
Depreciation and amortization (1)	4,726	3,921	13,828	8,319
Provision for income taxes	10	20	41	89
Other (income)/expense, net(2)	501	685	(370)	556
Change in fair value of common stock warrant liability	1,694	-	39,311	-
Gain on extinguishment of financing obligation	(1,801)	-	(1,801)	-
Interest expense	4,165	3,536	11,026	7,807
EBITDA	$ (6,036)	$ 2,851	$ (8,216)	$ (25,618)
Stock-based compensation expense	398	385	1,261	2,325
Legal settlement (3)	-	-	(2,200)	-
Adjusted EBITDA	$ (5,638)	$ 3,236	$ (9,155)	$ (23,293)

1. Includes depreciation and amortization on our Generation portfolio of $3.4 million and $9.9 million for the three and nine months ended July 31, 2020, respectively, and $1.1 million and $3.1 million for the three and nine months ended July 31, 2019, respectively.
2. Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of embedded derivatives, and other items incurred periodically, which are not the result of the Company's normal business operations.
3. The Company received a legal settlement of $2.2 million during the three months ended January 31, 2020, which was recorded as an offset to administrative and selling expenses.

These supplemental non-GAAP measures are provided to assist readers in determining operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items such as the legal settlement recorded during the first quarter of fiscal 2020, which are considered either non-cash or non-recurring.

While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

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FuelCell Energy Q3 2020 Investor Presentation | 16

FuelCell Energy Operating Portfolio and Project Backlog Overview

Operating Generation Portfolio as of July 31, 2020

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY (MW)	ACTUAL COMMERCIAL OPERATION DATE (1)	PPA TERM (YEARS)
Central CT State University ("CCSU")	CCSU (CT University)	New Britian, CT	1.4	FQ2'12 ✓	10
Medical Center	UCI Medical Center	Orange, CA	1.4	FQ1'16 ✓	19
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality	Riverside, CA	1.4	FQ4'16 ✓	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	FQ4'16 ✓	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	FQ1'17 ✓	20
Bridgeport Fuel Cell Project	Connectiut Light and Power (CT Utility)	Bridgeport, CT	14.9	FQ1'13 ✓	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	FQ1'20 ✓	20
Triangle Street	Tariff- Eversource (CT Utility)	Danbury, CT	3.7	FQ2'20 ✓	Tariff
Total MW Operating:			**32.6**		

Projects in Process as of July 31, 2020

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY (MW)	PPA TERM (YEARS)
Groton Sub Base	CMEEC (CT Electric Co-op)	Groton, CT	7.4	20
CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.8	20
San Bernardino	City of San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	20
LIPA 1	PSEG/LIPA LI NY (Utility)	Long Island, NY	7.4	20
CT RFP-1	Eversource/United Illuminating (CT Utilities)	Hartford, CT	7.4	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.2	20
Total MW Operating:			**40.6**	

fuelcellenergy (1) Refers to FCEL fiscal quarter

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